Exhibit 99.19

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 November, 2000
           Series 2000-10, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      332,541.15
                                                                  --------------
               (b)   Interest                                 $    3,718,983.12
                                                                  --------------
               (c)   Total                                    $    4,051,524.27
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      108,438.11
                                                                  --------------
               (b)   Interest                                 $    1,143,581.76
                                                                  --------------
               (c)   Total                                    $    1,252,019.87
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $      224,103.04
                                                                  --------------
               (b)   Interest                                 $    2,575,401.36
                                                                  --------------
               (c)   Total                                    $    2,799,504.40
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $      202,285.58
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $    9,781,887.94
                                                                  --------------
               (b)   Interest                                 $       73,100.21
                                                                  --------------
               (c)   Total                                    $    9,854,988.15
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $             0.00
                                                                 ---------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $      314,394.25
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $      314,394.25
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  518,299,212.77
                                                                 ---------------

13.      Available Funds:                                     $   14,307,203.56
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $        6,514.61
                                                                  --------------

18.       Total interest payments:                            $    3,676,094.64
                                                                  --------------

19. Interest
                              Unpaid Class
     Accrued Certificate   Interest Shortfalls      Interest
Class      Interest                                  Payable        Pay-out Rate
-----      --------        -------------------       -------        ------------
PO       $          0.00   $              0.00    $           0.00  %0.000000000
A1       $    157,259.37   $              0.00    $     157,259.37  %7.750000180
A2       $  1,859,810.60   $              0.00    $   1,859,810.60  %7.750000020
A3       $    225,000.00   $              0.00    $     225,000.00  %7.500000000
A4       $    340,897.25   $              0.00    $     340,897.25  %7.749999901
A5       $      6,000.00   $              0.00    $       6,000.00  %8.000000000
A6       $     11,250.00   $              0.00    $      11,250.00  %7.500000000
A7       $     11,250.00   $              0.00    $      11,250.00  %7.500000000
A8       $     11,250.00   $              0.00    $      11,250.00  %7.500000000
A9       $     11,250.00   $              0.00    $      11,250.00  %7.500000000
A10      $     11,437.50   $              0.00    $      11,437.50  %7.625000000
A11      $     11,437.50   $              0.00    $      11,437.50  %7.625000000
A12      $     11,437.50   $              0.00    $      11,437.50  %7.625000000
A13      $     11,437.50   $              0.00    $      11,437.50  %7.625000000
A14      $     11,812.50   $              0.00    $      11,812.50  %7.875000000
A15      $     11,812.50   $              0.00    $      11,812.50  %7.875000000
A16      $     11,812.50   $              0.00    $      11,812.50  %7.875000000
A17      $     11,812.50   $              0.00    $      11,812.50  %7.875000000
A18      $     12,000.00   $              0.00    $      12,000.00  %8.000000000
A19      $     12,000.00   $              0.00    $      12,000.00  %8.000000000
A20      $     12,000.00   $              0.00    $      12,000.00  %8.000000000
A21      $     12,000.00   $              0.00    $      12,000.00  %8.000000000
A22      $     88,827.92   $              0.00    $      88,827.92  %7.750000291
A23      $    221,199.90   $              0.00    $     221,199.90  %7.749999949
A24      $     64,766.03   $              0.00    $           0.00  %7.750000453
A25      $     97,338.14   $              0.00    $      97,338.14  %7.749999964
A26      $      1,500.00   $              0.00    $       1,500.00  %0.050000000
S        $    275,665.91   $              0.00    $     275,665.91  %0.676760582
RL       $          0.00   $              0.00    $           0.00  %0.000000000
M        $     73,231.84   $              0.00    $      73,231.84  %7.749999975
B1       $     28,581.90   $              0.00    $      28,581.90  %7.750000641
B2       $     14,287.72   $              0.00    $      14,287.72  %7.749998035
B3       $     12,500.95   $              0.00    $      12,500.95  %7.749998870
B4       $     12,507.40   $              0.00    $      12,507.40  %7.749998589
B5       $     10,719.68   $              0.00    $      10,719.68  %7.750002985
R        $          0.00   $              0.00    $           0.00  %0.000000000

20.       Principal Distribution Amount:                      $   10,631,108.92
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution       Accrual Amount
                                  ----------------------       --------------
         Class PO                 $             3,223.04       $        0.00
         Class A1                 $           790,845.32       $        0.00
         Class A2                 $         8,775,186.61       $        0.00
         Class A3                 $                 0.00       $        0.00
         Class A4                 $                 0.00       $        0.00
         Class A5                 $                 0.00       $        0.00
         Class A6                 $                 0.00       $        0.00
         Class A7                 $                 0.00       $        0.00
         Class A8                 $                 0.00       $        0.00
         Class A9                 $                 0.00       $        0.00
         Class A10                $                 0.00       $        0.00
         Class A11                $                 0.00       $        0.00
         Class A12                $                 0.00       $        0.00
         Class A13                $                 0.00       $        0.00
         Class A14                $                 0.00       $        0.00
         Class A15                $                 0.00       $        0.00
         Class A16                $                 0.00       $        0.00
         Class A17                $                 0.00       $        0.00
         Class A18                $                 0.00       $        0.00
         Class A19                $                 0.00       $        0.00
         Class A20                $                 0.00       $        0.00
         Class A21                $                 0.00       $        0.00
         Class A22                $                 0.00       $        0.00
         Class A23                $         1,047,112.27       $        0.00
         Class A24                $                 0.00       $   64,766.03
         Class A25                $            64,766.03       $        0.00
         Class A26                $                 0.00       $        0.00
         Class S                  $                 0.00       $        0.00
         Class RL                 $                 0.00       $        0.00
         Class M                  $             7,110.35       $        0.00
         Class B1                 $             2,775.12       $        0.00
         Class B2                 $             1,387.25       $        0.00
         Class B3                 $             1,213.76       $        0.00
         Class B4                 $             1,214.39       $        0.00
         Class B5                 $             1,040.81       $        0.00
         Class R                  $                 0.00       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                               $           0.03
                                                                  --------------

24.      Subordinate Certificate Writedown Amount:             $           0.00
                                                                  --------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                             $           0.00
                                                                  --------------

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                     $      119,319.36
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 95.534990  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  4.465010
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.
                                            By:  /s/ Robert Peterkin
                                            ----------------------------------
                                                     Robert Peterkin
                                                     Vice President